Exhibit 10.46

                                 August 22, 2006

Kirkpatrick & Lockhart Nicholson Graham LLP
Attn: Stephen R. Connoni
599 Lexington Avenue
New York, NY 10022

Reference is made to that certain Demand Promissory Note dated on or about August 20, 2004 in the remaining principal amount of $120,000 issued by NuVim, Inc. ("NuVim") to Kirkpatrick & Lockhart Nicholson Graham LLP, as payee (as modified through the date hereof, the "Note").

Kirkpatrick & Lockhart Nicholson Graham LLP agrees to extend the Maturity Date of the Note to January 15, 2009. In order to evidence the debt extension NuVim shall issue to Kirkpatrick & Lockhart Nicholson Graham LLP an amended and restated note, in form satisfactory to it, recognizing the current outstanding principal and accrued interest with respect to the Notes and reaffirming its obligations under the Note.

Please sign below to indicate your agreement.

NuVim, Inc.


By:  /s/ Richard Kundrat
     ---------------------------------------
     Richard Kundrat, Chairman & CEO

We agree to the foregoing:

Kirkpatrick & Lockhart Nicholson Graham LLP:


By:  /s/ Steven Canoni
     ---------------------------------------
     Stephen Canoni, a Managing Partner